SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2001

                             ----------------------

                         COMMISSION FILE NUMBER 0-26476

NEVADA                             SAFESCIENCE, INC.            33-0231238
(State of other jurisdiction of (Exact name of registrant as  (I.R.S. Employer
incorporation or organization)    specified in its charter)  Identification No.)

                31 St. James Avenue, Boston, Massachusetts      02116
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              (Address of principal executive officers)       (Zip Code)

        Registrant's telephone number, including area code (617) 422-0674
                             ----------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On May 14, 2001, SafeScience, Inc. (the "Company") entered into an amendment (the "Amendment") to its license agreement with Wayne State University and the Barbara Ann Karmanos Cancer Institute dated January 26, 2001 (the "License Agreement"). The Amendment is effective as of January 26, 2001. The Amendment modified Section 3.1(c) of the License Agreement to provide that the Company is not obligated to make $1,635,000 in license payments until the Company raises $3,000,000 in cash, upon which the Company shall have twelve months to make such payments. Prior to raising $3,000,000, the Company is obligated to make license payments equal to 5% of cash raised. Before the Amendment, the License Agreement required the Company to pay $1,635,000 in license payments on or before February 14, 2002.

         In addition, the Amendment modified Section 6.2(f) of the License Agreement to provide that the right of Wayne State University and the Barbara Ann Karmanos Cancer Institute to terminate the License Agreement in the event of certain involuntary delistings of the Company from the Nasdaq stock exchange does not become effective until September 1, 2001. Prior to the Amendment, Wayne State University and the Barbara Ann Karmanos Cancer Institute had the right to terminate the License Agreement in the event of certain involuntary delistings of the Company from the Nasdaq stock exchange at any time.

         Finally, Section 2.6 of the License Agreement was modified to provide that one of the criteria to establish that the Company is diligently pursuing the commercialization of the licensed patents and technology is the Company's obligation to raise $3,000,000 in cash through the issuance of securities between January 26, 2001 and October 1, 2001. Prior to the Amendment, in order to establish that the Company was diligently pursuing the commercialization of the licensed patents and technology, the Company was not obligated to raise any specific amount of cash.

         The above summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the Amendment which is attached as Exhibit 10.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                      Description
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     10.1                  Amendment No. 1 dated May 14, 2001 to the License
                           Agreement by and among SafeScience, Inc., Wayne State University and the Barbara Ann Karmanos Cancer Institute dated January 26, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 23, 2001                By:     /s/ Bradley J. Carver
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                                        Bradley J. Carver
                                        Chief Executive Officer and President